Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

STATE UNIVERSITY OF NEW YORK

DEFINED CONTRIBUTION RETIREMENT PLANS

Supplement Dated November 22, 2019 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2019, as amended

This supplement updates and amends certain information contained in your contract prospectus and contract prospectus summary, each dated May 1, 2019. Please read it carefully and keep it with your contract prospectus and contract prospectus summary, as applicable, for future reference.

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The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the State University of New York funds listed below.

Effective January 31, 2020, the following funds will be closed to new and existing plans, plan participants and plan sponsors:

•         American Beacon Small Cap Value Fund;

•         Invesco Oppenheimer Main Street Fund;

•         Lazard International Equity Portfolio;

•         PIMCO CommodityRealReturn Strategy Fund®;

•         Voya Corporate Leaders 100® Fund; and

•         Voya Floating Rate Fund.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.81216-19	November 2019